UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 15, 2008

Date of Report (Date of earliest event reported)

APPLIED BIOSYSTEMS INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-04389	06-1534213
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 Merritt 7 Norwalk, Connecticut	06851
(Address of principal executive offices)	(Zip Code)

(203) 840-2000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01.	Entry into a Material Definitive Agreement.

On October 15, 2008, Applied Biosystems Inc., a Delaware corporation (the “Company”), Invitrogen Corporation, a Delaware corporation (“Invitrogen”), Atom Acquisition, LLC, a Delaware limited liability company and a direct wholly-owned subsidiary of Invitrogen (“Acquisition Sub”), and Atom Acquisition Corporation, a Delaware corporation and an indirect wholly-owned subsidiary of Invitrogen (“Merger Sub”), entered into a second amendment (“Amendment No. 2”) to the Agreement and Plan of Merger, dated as of June 11, 2008, as amended by Amendment No. 1 thereto, dated as of September 9, 2008, by and among the Company (formerly known as Applera Corporation), Invitrogen and Merger Sub (as amended, the “Merger Agreement”).

Pursuant to Amendment No. 2, the structure of the merger provided for in the Merger Agreement was modified so that Merger Sub will be merged (the “Merger”) with and into the Company, with the Company continuing as the surviving corporation and a direct wholly-owned subsidiary of Acquisition Sub, and immediately thereafter, the Company will be merged with and into Acquisition Sub, with Acquisition Sub continuing as the surviving company and a direct wholly-owned subsidiary of Invitrogen. As a result of the Merger, the Company will cease to be a public company.

In addition, Amendment No. 2 eliminates the condition to the closing of the Merger that DLA Piper LLP (US), counsel to Invitrogen, and Skadden, Arps, Slate, Meagher & Flom LLP, counsel to the Company, deliver opinions, effective as of the date of closing, to Invitrogen and the Company, respectively, substantially to the effect that (1) the Merger will be treated for U.S. federal income tax purposes as a “reorganization” within the meaning of Section 368(a) of the Internal Revenue Code, and (2) Invitrogen and the Company will each be treated as a party to the reorganization within the meaning of Section 368(b) of the Internal Revenue Code. Each of the Company and Invitrogen has received an opinion from its respective counsel to the effect that, based on the law in effect and the facts existing as of the date of the opinions, except with respect to the effect, if any, of the Merger on the previously completed separation of the Company’s Celera business group, the Merger will not result in the recognition of gain or loss to the Company or Invitrogen.

Amendment No. 2 also modified the structure of the Merger in order to ensure that, if the Merger does not qualify as a tax-free reorganization, the Merger will not be taxable to the Company or Invitrogen, except with respect to the effect, if any, of the Merger on the previously completed separation of the Company’s Celera business group. Amendment No. 2 is necessary so that the committed financing for the Merger, together with available cash on hand, will be sufficient to pay the cash portion of the merger consideration and all related costs and expenses since the transaction was not expected to be taxable to the Company or Invitrogen.

For more information regarding Amendment No. 2 and a discussion of the material U.S. federal income tax consequences of the Merger, see the supplement to the definitive joint proxy statement/prospectus of the Company and Invitrogen, a copy of which is attached hereto as Exhibit 99.1 and incorporated by reference herein. The foregoing description of Amendment No. 2 is qualified in its entirety by reference to the full text of Amendment No. 2, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

Item 8.01. Other Events.

In connection with the Merger, Invitrogen filed a definitive joint proxy statement/prospectus of the Company and Invitrogen with the United States Securities and Exchange Commission (the “SEC”) on September 11, 2008, and copies of the definitive joint proxy statement/prospectus were mailed to the stockholders of the Company and Invitrogen on September 12, 2008. Invitrogen and the Company have also today filed a supplement to the joint proxy statement/prospectus with the SEC that provides a copy of Amendment No. 2 and describes the effect of Amendment No. 2 on the Merger. The supplement to the joint proxy statement/prospectus will be mailed to stockholders of the Company and Invitrogen on or about October 16, 2008, and a copy of it is attached hereto as Exhibit 99.1 and incorporated by reference herein.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed Merger, Invitrogen filed a definitive joint proxy statement/prospectus of the Company and Invitrogen with the SEC on September 11, 2008. Copies of the definitive joint proxy statement/prospectus were mailed to stockholders of the Company and Invitrogen on September 12, 2008. Invitrogen and the Company have also filed a supplement to the joint proxy statement/prospectus that included a copy of Amendment No. 2 as an annex and describes the effects of Amendment No. 2 on the Merger, a copy of which supplement is attached hereto as Exhibit 99.1. Investors and security holders are urged to read the definitive joint proxy statement/prospectus and the annexes thereto and the supplement and the annexes thereto because they contain important information. You may obtain a free copy of the definitive joint proxy statement/prospectus, the supplement, and other related documents filed with the SEC by the Company and Invitrogen at the SEC’s website at www.sec.gov. The definitive joint proxy statement/prospectus, the supplement, and the other documents may also be obtained for free at the Company’s website at http://www.appliedbiosystems.com or at Invitrogen’s website at http://www.invitrogen.com.

The Company and Invitrogen and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from stockholders in respect of the transactions contemplated in connection with the proposed merger. You can find information about the Company’s executive officers and directors in the definitive joint proxy statement/prospectus. You can find information about Invitrogen’s executive officers and directors in the definitive joint proxy statement/prospectus and in Invitrogen’s definitive proxy statement filed with the SEC on March 5, 2008. You may obtain free copies of these documents from the Company or Invitrogen, as applicable, by using the contact information above.

FORWARD-LOOKING STATEMENTS

Some statements made by the Company or Invitrogen contained in, or incorporated by reference in, this communication are forward-looking and are subject to a variety of risks and uncertainties. These forward-looking statements may be identified by the use of forward-looking words or phrases such as “believe,” “expect,” “intend,” and “anticipate,” among others. Such forward-looking statements include statements regarding our decision to enter into an agreement for a sale of the Company, the ability of the Company and Invitrogen to complete the transaction contemplated by the definitive agreement, including the parties’ ability to satisfy the conditions set forth in the definitive agreement, and the possibility of any termination of the definitive agreement. The forward-looking statements contained in this report are based on our current expectations, and those made at other times will be based on our expectations when the statements are made. We cannot guarantee that any forward-looking statements will be realized.

The Private Securities Litigation Reform Act of 1995 provides a “safe harbor” for forward-looking statements. To comply with the terms of the safe harbor, we note that a variety of factors could cause actual results and experience to differ materially from anticipated results or other expectations expressed in forward-looking statements. We also note that achievement of anticipated results or expectations in forward-looking statements is subject to the possibility that assumptions underlying forward-looking statements will prove to be inaccurate. Investors should bear this in mind as they consider forward-looking statements. These forward-looking statements are subject to risks and uncertainties that may cause actual results to differ materially, including required approvals by the stockholders of the Company and Invitrogen, as well as of regulatory agencies, the possibility that the anticipated benefits from the Merger cannot be fully realized, the possibility that costs or difficulties related to the integration of the Company’s operations and those of Invitrogen will be greater than expected, the impact of competition and other risk factors included in the Company’s and Invitrogen’s reports filed with the SEC. The risks and uncertainties that may affect the operations, performance, development, and results of the Company’s business include, but are not limited to, those described under the heading “Risks Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended June 30, 2008. We note that our business could be affected by other factors that we have not disclosed because we think they are immaterial. Also, there may be additional risks and uncertainties that could affect our businesses but that are not currently known to us. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates. The Company undertakes no obligation to publicly update or revise any forward looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits.

The following exhibits are filed with this Report:

Exhibit No.	Description

2.1	Amendment No. 2, dated as of October 15, 2008, to the Agreement and Plan of Merger, dated as of June 11, 2008, as amended by Amendment No. 1, dated as of September 9, 2008, by and among Invitrogen Corporation, Atom Acquisition, LLC, Atom Acquisition Corporation, and Applied Biosystems Inc. (formerly known as Applera Corporation).

99.1	Supplement No. 1, dated October 15, 2008, to Joint Proxy Statement/Prospectus, dated September 10, 2008, of Invitrogen Corporation and Applied Biosystems Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

APPLIED BIOSYSTEMS INC.

By:	/s/ Thomas P. Livingston
Thomas P. Livingston
Vice President and Secretary

Date: October 15, 2008

EXHIBIT INDEX

Exhibit No.	Description

2.1	Amendment No. 2, dated as of October 15, 2008, to the Agreement and Plan of Merger, dated as of June 11, 2008, as amended by Amendment No. 1, dated as of September 9, 2008, by and among Invitrogen Corporation, Atom Acquisition, LLC, Atom Acquisition Corporation, and Applied Biosystems Inc. (formerly known as Applera Corporation)

99.1	Supplement No. 1, dated October 15, 2008, to Joint Proxy Statement/Prospectus, dated September 10, 2008, of Invitrogen Corporation and Applied Biosystems Inc.